Exhibit 28 (h) 20 under Form N-1A

Exhibit (10) under Item 601/Reg. S-K

SCHEDULE 1

TO SECOND AMENDED AND RESTATED SERVICES AGREEMENT

(revised 12/2/11)

The following lists the Funds and Shares subject to the Second Amended and Restated Services Agreement (“Agreement”) which have the ability to charge the maximum 0.25% Service Fee payable by the Funds pursuant to the Agreement.

CASH TRUST SERIES, INC.

Federated Government Cash Series

Federated Municipal Cash Series

Federated Prime Cash Series

Federated Treasury Cash Series

FEDERATED ADJUSTABLE RATE SECURITIES FUND

Institutional Shares

Service Shares

FEDERATED ASSET ALLOCATION FUND

Class A Shares

Class C Shares

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Class A Shares

Class C Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Federated Clover Value Fund

Class A Shares

Class C Shares

Federated Global Equity Fund

Class A Shares

Class C Shares

Federated InterContinental Fund

Class A Shares

Class C Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Federated Kaufmann Fund

Class A Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class C Shares

Federated Market Opportunity Fund

Class A Shares

Class C Shares

Federated Mid-Cap Growth Strategies Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

FEDERATED EQUITY INCOME FUND, INC.

Class A Shares

Class C Shares

Class F Shares

FEDERATED FIXED INCOME SECURITIES, INC.

Federated Municipal Ultrashort Fund

Class A Shares

Federated Strategic Income Fund

Class A Shares

Class C Shares

Class F Shares

FEDERATED GNMA TRUST

Institutional Shares

Service Shares

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

Class A Shares

Class C Shares

Class F Shares

FEDERATED HIGH INCOME BOND FUND, INC.

Class A Shares

Class C Shares

FEDERATED HIGH YIELD TRUST

Service Shares

FEDERATED INCOME SECURITIES TRUST

Federated Capital Income Fund

Class A Shares

Class C Shares

Class F Shares

Federated Floating Rate Strategic Income Fund

Class A Shares

Class C Shares

Federated Fund for U.S. Government Securities

Class A Shares

Class C Shares

Federated Intermediate Corporate Bond Fund

Institutional Shares

Service Shares

Federated Muni and Stock Advantage Fund

Class A Shares

Class C Shares

Class F Shares

Federated Prudent DollarBear Fund

Class A Shares

Class C Shares

Federated Real Return Bond Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Short-Term Income Fund

Class A Shares

Class Y Shares

Institutional Shares

Service Shares

Federated Unconstrained Bond Fund)

Class A Shares

Class C Shares

FEDERATED INCOME TRUST

Federated Income Trust

Class Y Shares

Institutional Shares

Service Shares

FEDERATED INDEX TRUST

Federated Max-Cap Index Fund

Class C Shares

Institutional Shares

Service Shares

Federated Mid-Cap Index Fund

Service Shares

FEDERATED INSTITUTIONAL TRUST

Federated Government Ultrashort Duration Fund

Class A Shares

Service Shares

Federated Intermediate Government/Corporate Fund

Service Shares

FEDERATED INSURANCE SERIES

Federated Capital Appreciation Fund II

Primary Shares

Service Shares

Federated Managed Volatility Fund II

(formerly, Federated Capital Income Fund II)

Federated Fund for US Government Securities II

Federated High Income Bond Fund II

Primary Shares

Service Shares

Federated Kaufmann Fund II

Primary Shares

Service Shares

Federated Prime Money Fund II

FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.

Service Shares

FEDERATED INTERNATIONAL SERIES, INC.

Federated International Bond Fund

Class A Shares

Class C Shares

FEDERATED INVESTMENT SERIES FUNDS, INC.

Federated Bond Fund

Class A Shares

Class C Shares

Class F Shares

FEDERATED MDT SERIES

Federated MDT All Cap Core Fund

Class A Shares

Class C Shares

Federated MDT Large Cap Growth Fund

Class A Shares

Class C Shares

Federated MDT Small Cap Core Fund

Class A Shares

Class C Shares

Federated MDT Small Cap Growth Fund

Class A Shares

Class C Shares

Federated MDT Balanced Fund

Class A Shares

Class C Shares

FEDERATED MDT STOCK TRUST

Institutional Shares

Service Shares

FEDERATED MUNICIPAL SECURITIES FUND, INC.

Class A Shares

Class C Shares

Class F Shares

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Michigan Intermediate Municipal Trust

Class A Shares

Federated Municipal High Yield Advantage Fund

Class A Shares

Class C Shares

Class F Shares

Federated New York Municipal Income Fund

Class A Shares

Federated Ohio Municipal Income Fund

Class A Shares

Class F Shares

Federated Pennsylvania Municipal Income Fund

Class A Shares

Class A Shares

FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST

Class A Shares

Institutional Shares

Service Shares

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

Class A Shares

Class C Shares

Service Shares

FEDERATED TOTAL RETURN SERIES, INC.

Federated Mortgage Fund

Institutional Shares

Service Shares

Federated Total Return Bond Fund

Class A Shares

Class C Shares

Service Shares

Federated Ultrashort Bond Fund

Class A Shares

Institutional Shares

Service Shares

FEDERATED U.S. GOVERNMENT BOND FUND

Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

Institutional Shares

Service Shares

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

Institutional Shares

Service Shares

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated Emerging Market Debt Fund

Class A Shares

Class C Shares

Class F Shares

Federated International Leaders Fund

Class A Shares

Class C Shares

Institutional Shares

Federated International Small-Mid Company Fund

Class A Shares

Class C Shares

INTERMEDIATE MUNICIPAL TRUST

Federated Intermediate Municipal Trust

Institutional Shares

EDWARD JONES MONEY MARKET FUND

Investment Shares

Retirement Shares

MONEY MARKET OBLIGATIONS TRUST

Federated Alabama Municipal Cash Trust

Federated Automated Cash Management Trust

Cash II Shares

Service Shares

Federated Automated Government Cash Reserves

Federated Automated Government Money Trust

Federated Automated Treasury Cash Reserves

Federated California Municipal Cash Trust

Capital Shares

Cash II Shares

Cash Series Shares

Institutional Shares

Service Shares

Federated Connecticut Municipal Cash Trust

Cash Series Shares

Federated Capital Reserves Fund

Federated Florida Municipal Cash Trust

Cash II Shares

Cash Series Shares

Institutional Shares

Federated Georgia Municipal Cash Trust

Federated Government Obligations Fund

Capital Shares

Institutional Shares

Service Shares

Trust Shares

Federated Government Obligations Tax-Managed Fund

Institutional Shares

Service Shares

Federated Government Reserves Fund

Federated Liberty U.S. Government Money Market Trust

Class A Shares

Class C Shares

Class F Shares

Federated Massachusetts Municipal Cash Trust

Cash Series Shares

Service Shares

Federated Master Trust

Federated Michigan Municipal Cash Trust

Institutional Shares

Service Shares

Federated Minnesota Municipal Cash Trust

Institutional Shares

Cash Series Shares

Federated Money Market Management

Eagle Shares

Premier Shares

Federated Municipal Obligations Fund

Capital Shares

Institutional Shares

Service Shares

Federated Municipal Trust

Federated New Jersey Municipal Cash Trust

Cash Series Shares

Institutional Shares

Service Shares

Federated New York Municipal Cash Trust

Cash II Shares

Cash Series Shares

Service Shares

Institutional Shares

Federated North Carolina Municipal Cash Trust

Federated Ohio Municipal Cash Trust

Cash II Shares

Institutional Shares

Service Shares

Federated Pennsylvania Municipal Cash Trust

Cash Series Shares

Institutional Shares

Service Shares

Federated Prime Cash Obligations Fund

Capital Shares

Institutional Shares

Service Shares

Federated Prime Management Obligations Fund

Capital Shares

Institutional Shares

Service Shares

Federated Prime Obligations Fund

Institutional Shares

Service Shares

Trust Shares

Federated Prime Value Obligations Fund

Capital Shares

Institutional Shares

Service Shares

Federated Tax-Free Obligations Fund

Institutional Shares

Service Shares

Federated Tax-Free Trust

Federated Treasury Obligations Fund

Capital Shares

Institutional Shares

Service Shares

Trust Shares

Federated Trust for Government Cash Reserves

Federated Trust for U.S. Treasury Obligations

Federated U.S. Treasury Cash Reserves

Institutional Shares

Service Shares

Federated Virginia Municipal Cash Trust

Cash Series Shares

Institutional Shares

Service Shares

Tax-Free Money Market Fund

Investment Shares

Service Shares